UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date or Report (Date of earliest event reported): June 15, 2007

MEDICAL MEDIA TELEVISION, INC.
(Exact name of registrant as specified in its charter)

Florida	333-105840	59-3645932
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

8406 Benjamin Road, Suite C, Tampa, Florida	33634
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 888-7330

N/A
(Former Name or former address,
if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Information called for by this item is contained in Item 2.03 below, which is incorporated herein by reference.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

On May 31, 2007, Medical Media Television, Inc. (the “Company”) issued 20,000,000 shares of its common stock, par value $0.0005 per share (the “Common Stock), to Vicis Capital Master Fund (“Vicis”) pursuant to the terms of that certain Stock Purchase Agreement (the “Purchase Agreement”) of even date therewith. Pursuant to the Purchase Agreement, the Company sold the Common Stock to Vicis at $0.01 per share, for a total purchase price of $200,000. The purchase price for the Common Stock was paid in cash. Pursuant to the Purchase Agreement, Vicis agreed to waive all anti-dilution privileges, preemptive rights, and price adjustment rights on all convertible securities held by Vicis. The issuance of the Common Stock was exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(2) of the Act for transactions not involving a public offering and Rule 506 promulgated by the United States Securities and Exchange Commission under the Securities Act of 1933, as amended. The Common Stock was issued to one institutional investor.

Subsequently, on June 15, 2007, pursuant to the terms and conditions of a Securities Exchange Agreement of even date therewith, the Company issued and sold to Vicis a 10% Secured Promissory Note due August 11, 2007 in the principal amount of $200,000 (the “Note”) in consideration for the return of the 20,000,000 shares of Common Stock. The principal balance of the Note is due, in one lump sum payment, on August 10, 2007 (the “Maturity Date”). Interest on such principal (or any balance thereof outstanding from time to time) accrues at an annual rate of interest of ten percent (10%). As so accrued, interest shall be due and payable to Vicis on the Maturity Date. As security for the Company’s obligations under the Note, the Company pledged all of the capital stock of the Company’s subsidiaries, PetCARE Television Network, Inc., a Florida corporation, African American Medical Network, Inc., a Florida corporation, and KidCARE Medical Television Network, Inc., a Florida corporation (collectively the “Subsidiaries”). Repayment of the Note is guaranteed by the Subsidiaries and is also secured by a blanket lien encumbering the assets of the Company and the Subsidiaries.

The issuance of the Note was exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(2) of the Act for transactions not involving a public offering and Rule 506 promulgated by the United States Securities and Exchange Commission under the Securities Act of 1933, as amended. The Note was issued to institutional or accredited investors only.

THE INFORMATION CONTAINED HEREIN DOES NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO PURCHASE SECURITIES. THE SECURITIES REFERENCED HEREIN HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES ABSENT REGISTRATION OR AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS.

The foregoing description of the Securities Exchange Agreement and the Note are qualified, in its entirety, by reference to the form of each agreement, copies of which are attached as exhibits to this Current Report on Form 8-K and are incorporated by reference in response to this Item 2.03.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

Information called for by this item is contained in Item 2.03 above, which is incorporated herein by reference.

The issuance of the Note was exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(2) of the Act for transactions not involving a public offering and Rule 506 promulgated by the United States Securities and Exchange Commission under the Securities Act of 1933, as amended. The Note was issued to institutional or accredited investors only.

THE INFORMATION CONTAINED HEREIN DOES NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO PURCHASE SECURITIES. THE SECURITIES REFERENCED HEREIN HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES ABSENT REGISTRATION OR AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Change in Board of Directors

The Company’s Board of Directors accepted the resignation of Donald R. Mastropietro as a member of the Board of Directors effective as of June 19, 2007. As stated therein, the resignation was not the result of a disagreement with the Company on any matter relating to the Company’s operations, policies, or practices. The Board of Directors has not yet appointed a new director to fill the vacancy created by Mr. Mastropietro’s resignation.

Change in Officers

The Company’s Board of Directors accepted the resignation of Donald R. Mastropietro as its Sr. Vice President Finance, Chief Financial Officer, Treasurer, and Assistant Secretary as well as similar offices held with the Company’s subsidiary companies. As stated therein, the resignation was not the result of a disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.

The Company’s Board of Directors accepted the resignation of Teresa J. Bray as its Vice President Administration/Compliance and Corporate Secretary. As stated therein, the resignation was not the result of a disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.

The Company’s Board of Directors appointed Michael Marcovsky and J. Holt Smith, current members of its Board of Directors, to serve as Interim Chief Financial Officer and Corporate Secretary, respectively, until full-time replacements were hired.

(Remainder of this page left intentionally blank.)

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements

None.

(b) Pro Forma Financial Information

None.
.
(c) Exhibits

Ex. No.	Date	Description of Exhibit
10.00	June 15, 2007	Securities Exchange Agreement between the Company and Vicis Capital Master Fund (*)
10.01	June 15, 2007	10% Secured Promissory Note from the Company to Vicis Capital Master Fund for $200,000 (*)
10.02	June 19, 2007	Resignation letter of Donald R. Mastropietro (*)
10.03	June 19, 2007	Resignation letter of Teresa J. Bray (*)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MEDICAL MEDIA TELEVISION, INC. (Registrant)

Date: June 19, 2007	By:	/s/ Philip M. Cohen
Philip M. Cohen, President and
Chief Executive Officer